N / E / W / S R / E / L / E / A / S / E

October 25, 2016

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES RECORD THIRD QUARTER 2016 RESULTS

First Merchants Corporation (NASDAQ - FRME) reported record third quarter 2016 net income of $21.1 million, compared to $17.1 million during the third quarter of 2015. Earnings per share for the period totaled a record $.51 per share, an increase of $.06 per share, or 13.3 percent, over the same period in 2015. Year-to-date net income totaled a record $58.8 million, compared to $51.2 million during the same period in 2015. Earnings per share for the nine months ended September 30, 2016 totaled a record $1.43 per share, an increase of $.08 per share or 5.9 percent, over same period in 2015.

Michael C. Rechin, President and Chief Executive Officer, stated, “First Merchants focused its 2016 plan on proving our progress after completing two acquisitions and several major organizational initiatives in 2015 and the first quarter of 2016. We are pleased to show two consecutive quarters of clean, high-performance results while demonstrating the strength of our core franchise by delivering organic growth, profitability and efficiency. Our results reflect a growing company with a 1.22 percent return on assets and a 55.12 percent efficiency ratio. As we focus on the road ahead, our healthy economic markets should allow for strong organic growth and continued high-performance.”

Total assets and total loans climbed to new heights reaching $7 billion and $5 billion, respectively, as of September 30, 2016, compared to $6.2 billion and $4.3 billion, as of September 30, 2015 representing increases of 13.5 and 15.1 percent, respectively. Total deposits equaled $5.4 billion as of quarter-end and tangible common equity increased to record levels totaling $647 million or $15.86 per share.

Net-interest income totaled a record $57.7 million for the quarter and reported net-interest margin increased by 9 basis points over the third quarter of 2015, totaling 3.94 percent. Yields on earning assets totaled 4.37 percent and the cost of supporting liabilities totaled .43 percent. When adjusted for fair value accretion, net-interest margin totaled 3.70 percent for the quarter, 1 basis point less than the third quarter of 2015.

Non-interest income totaled $16.9 million for the quarter, up $529,000 from the third quarter of 2015 total of $16.3 million. Non-interest expense totaled $44.1 million for the quarter, an increase of $1.1 million from the third quarter of 2015.

The Corporation’s provision expense totaled $1.9 million during the quarter to account for net charge-offs of $630,000 and loan growth of $182.4 million. Non-performing loans now total $38 million, the allowance for loan losses totaled $63.5 million and the remaining fair value marks totaled $37.9 million. The allowance is 1.28 percent of total loans and 1.50 percent of non-purchased loans.

As of September 30, 2016, the Corporation’s total risk-based capital ratio equaled 14.18 percent, the common equity tier 1 capital ratio equaled 11.05 percent, and the tangible common equity ratio totaled 9.48 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a third quarter earnings conference call and web cast at 2:30 p.m. (ET) on Tuesday, October 25, 2016.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's third quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until November 25, 2016. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10092820.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme161025.html during the time of the call. A replay of the web cast will be available until October 25, 2017.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, which also operates as Lafayette Bank & Trust, and First Merchants Private Wealth Advisors which operates as a division of First Merchants Bank.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,
	2016	2015
ASSETS
Cash and cash equivalents	$99,602	$84,677
Interest-bearing time deposits	33,803	27,111
Investment securities	1,300,428	1,208,793
Loans held for sale	1,482	1,943
Loans	4,973,844	4,321,715
Less: Allowance for loan losses	(63,456)	(62,861)
Net loans	4,910,388	4,258,854
Premises and equipment	95,540	83,457
Federal Reserve and Federal Home Loan Bank stock	18,044	34,498
Interest receivable	23,652	22,048
Core deposit intangibles and goodwill	259,844	219,503
Cash surrender value of life insurance	201,856	171,530
Other real estate owned	10,242	14,809
Tax asset, deferred and receivable	31,779	38,339
Other assets	35,692	24,235
TOTAL ASSETS	$7,022,352	$6,189,797
LIABILITIES
Deposits:
Noninterest-bearing	$1,307,886	$1,110,905
Interest-bearing	4,136,354	3,703,684
Total Deposits	5,444,240	4,814,589
Borrowings:
Federal funds purchased	58,358	52,896
Securities sold under repurchase agreements	138,671	153,822
Federal Home Loan Bank advances	297,022	237,856
Subordinated debentures and term loans	128,288	121,936
Total Borrowings	622,339	566,510
Interest payable	3,733	3,710
Other liabilities	51,175	38,004
Total Liabilities	6,121,487	5,422,813
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 40,799,025 and 37,873,921 shares	5,100	4,734
Additional paid-in capital	506,848	433,577
Retained earnings	384,868	332,162
Accumulated other comprehensive income (loss)	3,924	(3,614)
Total Stockholders' Equity	900,865	766,984
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,022,352	$6,189,797

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Nine Months Ended
(Dollars In Thousands, Except Per Share Amounts)	September 30,		September 30,
	2016	2015	2016	2015
INTEREST INCOME
Loans receivable:
Taxable	$53,819	$46,037	$156,407	$134,908
Tax-exempt	1,649	1,190	4,429	2,174
Investment securities:
Taxable	3,992	4,374	12,522	13,522
Tax-exempt	4,668	4,412	13,760	12,478
Deposits with financial institutions	55	25	283	93
Federal Reserve and Federal Home Loan Bank stock	193	500	906	1,509
Total Interest Income	64,376	56,538	188,307	164,684
INTEREST EXPENSE
Deposits	3,926	3,715	12,028	10,917
Federal funds purchased	27	27	62	69
Securities sold under repurchase agreements	91	96	283	264
Federal Home Loan Bank advances	853	711	2,467	2,108
Subordinated debentures and term loans	1,797	1,666	5,368	4,996
Total Interest Expense	6,694	6,215	20,208	18,354
NET INTEREST INCOME	57,682	50,323	168,099	146,330
Provision for loan losses	1,900		3,240	417
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	55,782	50,323	164,859	145,913
OTHER INCOME
Service charges on deposit accounts	4,667	4,445	13,228	12,083
Fiduciary activities	2,448	2,242	7,318	7,058
Other customer fees	4,777	4,156	14,531	12,425
Commission income		4		4,147
Earnings on cash surrender value of life insurance	614	710	3,387	2,097
Net gains and fees on sales of loans	1,989	1,905	5,166	5,175
Net realized gains on sales of available for sale securities	839	1,115	2,542	2,047
Gain on sale of insurance subsidiary				8,265
Other income	1,527	1,755	2,911	2,540
Total Other Income	16,861	16,332	49,083	55,837
OTHER EXPENSES
Salaries and employee benefits	26,651	25,137	79,558	76,112
Net occupancy	4,348	3,726	12,429	11,019
Equipment	2,947	2,698	9,428	8,104
Marketing	630	847	2,218	2,578
Outside data processing fees	2,382	1,992	6,476	5,477
Printing and office supplies	314	343	1,047	1,010
Core deposit amortization	978	693	2,933	2,143
FDIC assessments	534	958	2,486	2,716
Other real estate owned and foreclosure expenses	637	1,675	2,303	2,917
Professional and other outside services	1,242	1,686	4,882	6,311
Other expenses	3,452	3,276	11,665	10,909
Total Other Expenses	44,115	43,031	135,425	129,296
INCOME BEFORE INCOME TAX	28,528	23,624	78,517	72,454
Income tax expense	7,469	6,557	19,759	21,247
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$21,059	$17,067	$58,758	$51,207
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.51	$0.46	$1.44	$1.36
Diluted Net Income Available to Common Stockholders	$0.51	$0.45	$1.43	$1.35
Cash Dividends Paid	$0.14	$0.11	$0.39	$0.30
Average Diluted Shares Outstanding (in thousands)	41,026	38,118	40,970	38,054

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
NET CHARGE OFF'S	$630	$(311)	$2,237	$1,520

AVERAGE BALANCES:
Total Assets	$6,907,303	$6,153,949	$6,836,412	$6,013,053
Total Loans	4,836,923	4,273,475	4,748,846	4,121,949
Total Earning Assets	6,198,206	5,538,202	6,116,952	5,392,975
Total Deposits	5,428,453	4,824,683	5,388,775	4,743,106
Total Stockholders' Equity	896,934	759,144	878,302	746,702

FINANCIAL RATIOS:
Return on Average Assets	1.22%	1.11%	1.15%	1.14%
Return on Average Stockholders' Equity	9.39	8.99	8.92	9.14
Return on Average Common Stockholders' Equity	9.39	8.99	8.92	9.15
Average Earning Assets to Average Assets	89.73	89.99	89.48	89.69
Allowance for Loan Losses as % of Total Loans	1.28	1.45	1.28	1.45
Net Charge Off's as % of Average Loans (Annualized)	0.05	(0.03)	0.06	0.05
Average Stockholders' Equity to Average Assets	12.99	12.34	12.85	12.42
Tax Equivalent Yield on Earning Assets	4.37	4.30	4.32	4.27
Cost of Supporting Liabilities	0.43	0.45	0.44	0.45
Net Interest Margin (FTE) on Earning Assets	3.94	3.85	3.88	3.82
Tangible Common Book Value Per Share	$15.86	$14.59	$15.86	$14.59

NON-PERFORMING ASSETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2016	2016	2016	2015	2015
Non-Accrual Loans	$34,105	$33,565	$36,719	$31,389	$32,597
Renegotiated Loans	3,940	4,299	1,015	1,923	3,823
Non-Performing Loans (NPL)	38,045	37,864	37,734	33,312	36,420
Other Real Estate Owned	10,242	13,219	15,626	17,257	14,809
Non-Performing Assets (NPA)	48,287	51,083	53,360	50,569	51,229
90+ Days Delinquent	1,625	362	963	907	1,947
NPAs & 90 Day Delinquent	$49,912	$51,445	$54,323	$51,476	$53,176

Loan Loss Reserve	$63,456	$62,186	$62,086	$62,453	$62,861
Quarterly Net Charge-off's	630	690	917	408	(311)
NPAs / Actual Assets %	0.69%	0.74%	0.78%	0.75%	0.83%
NPAs & 90 Day / Actual Assets %	0.71%	0.74%	0.80%	0.76%	0.86%
NPAs / Actual Loans and OREO %	0.97%	1.06%	1.13%	1.07%	1.18%
Loan Loss Reserves / Actual Loans (%)	1.28%	1.29%	1.32%	1.33%	1.45%
Net Charge Off's as % of Average Loans (Annualized)	0.05%	0.06%	0.08%	0.04%	(0.03)%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2016	2016	2016	2015	2015
ASSETS
Cash and cash equivalents	$99,602	$120,471	$85,738	$102,170	$84,677
Interest-bearing time deposits	33,803	62,533	77,453	32,315	27,111
Investment securities	1,300,428	1,297,801	1,270,777	1,276,999	1,208,793
Loans held for sale	1,482	18,854	3,628	9,894	1,943
Loans	4,973,844	4,791,429	4,709,907	4,693,822	4,321,715
Less: Allowance for loan losses	(63,456)	(62,186)	(62,086)	(62,453)	(62,861)
Net loans	4,910,388	4,729,243	4,647,821	4,631,369	4,258,854
Premises and equipment	95,540	95,170	96,494	97,648	83,457
Federal Reserve and Federal Home Loan Bank stock	18,044	18,096	37,553	37,633	34,498
Interest receivable	23,652	23,351	22,836	24,415	22,048
Core deposit intangibles and goodwill	259,844	260,821	261,799	259,764	219,503
Cash surrender value of life insurance	201,856	201,417	200,549	200,539	171,530
Other real estate owned	10,242	13,219	15,626	17,257	14,809
Tax asset, deferred and receivable	31,779	32,547	47,982	46,977	38,339
Other assets	35,692	32,895	30,283	24,023	24,235
TOTAL ASSETS	$7,022,352	$6,906,418	$6,798,539	$6,761,003	$6,189,797
LIABILITIES
Deposits:
Noninterest-bearing	$1,307,886	$1,253,747	$1,282,462	$1,266,027	$1,110,905
Interest-bearing	4,136,354	4,153,807	4,028,608	4,023,620	3,703,684
Total Deposits	5,444,240	5,407,554	5,311,070	5,289,647	4,814,589
Borrowings:
Federal funds purchased	58,358	20,000	602	49,721	52,896
Securities sold under repurchase agreements	138,671	140,777	150,134	155,325	153,822
Federal Home Loan Bank advances	297,022	268,579	263,588	235,652	237,856
Subordinated debentures and term loans	128,288	127,678	127,523	127,846	121,936
Total Borrowings	622,339	557,034	541,847	568,544	566,510
Interest payable	3,733	3,051	3,910	3,092	3,710
Other liabilities	51,175	51,229	74,449	49,211	38,004
Total Liabilities	6,121,487	6,018,868	5,931,276	5,910,494	5,422,813
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	5,100	5,097	5,094	5,083	4,734
Additional paid-in capital	506,848	505,725	504,661	504,530	433,577
Retained earnings	384,868	369,568	355,317	342,133	332,162
Accumulated other comprehensive income (loss)	3,924	7,035	2,066	(1,362)	(3,614)
Total Stockholders' Equity	900,865	887,550	867,263	850,509	766,984
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,022,352	$6,906,418	$6,798,539	$6,761,003	$6,189,797

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	September 30,	June 30,	March 31,	December 31,	September 30,
	2016	2016	2016	2015	2015
INTEREST INCOME
Loans receivable:
Taxable	$53,819	$52,099	$50,489	$45,897	$46,037
Tax-exempt	1,649	1,465	1,315	1,285	1,190
Investment securities:
Taxable	3,992	4,202	4,328	4,363	4,374
Tax-exempt	4,668	4,583	4,509	4,444	4,412
Deposits with financial institutions	55	122	106	67	25
Federal Reserve and Federal Home Loan Bank stock	193	233	480	458	500
Total Interest Income	64,376	62,704	61,227	56,514	56,538
INTEREST EXPENSE
Deposits	3,926	4,039	4,063	3,938	3,715
Federal funds purchased	27	7	28	5	27
Securities sold under repurchase agreements	91	92	100	104	96
Federal Home Loan Bank advances	853	818	796	728	711
Subordinated debentures and term loans	1,797	1,786	1,785	1,665	1,666
Total Interest Expense	6,694	6,742	6,772	6,440	6,215
NET INTEREST INCOME	57,682	55,962	54,455	50,074	50,323
Provision for loan losses	1,900	790	550
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	55,782	55,172	53,905	50,074	50,323
OTHER INCOME
Service charges on deposit accounts	4,667	4,416	4,145	4,118	4,445
Fiduciary activities	2,448	2,376	2,494	2,138	2,242
Other customer fees	4,777	4,695	5,059	4,534	4,156
Commission income					4
Earnings on cash surrender value of life insurance	614	1,297	1,476	822	710
Net gains and fees on sales of loans	1,989	1,717	1,460	1,308	1,905
Net realized gains on sales of available for sale securities	839	706	997	623	1,115
Other income	1,527	1,178	206	488	1,755
Total Other Income	16,861	16,385	15,837	14,031	16,332
OTHER EXPENSES
Salaries and employee benefits	26,651	25,570	27,337	25,796	25,137
Net occupancy	4,348	4,059	4,022	3,649	3,726
Equipment	2,947	3,243	3,238	2,683	2,698
Marketing	630	851	737	915	847
Outside data processing fees	2,382	2,025	2,069	1,632	1,992
Printing and office supplies	314	369	364	343	343
Core deposit amortization	978	977	978	692	693
FDIC assessments	534	1,002	950	939	958
Other real estate owned and foreclosure expenses	637	915	751	1,040	1,675
Professional and other outside services	1,242	1,478	2,162	3,544	1,686
Other expenses	3,452	4,346	3,867	4,277	3,276
Total Other Expenses	44,115	44,835	46,475	45,510	43,031
INCOME BEFORE INCOME TAX	28,528	26,722	23,267	18,595	23,624
Income tax expense	7,469	6,716	5,574	4,418	6,557
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$21,059	$20,006	$17,693	$14,177	$17,067

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.51	$0.50	$0.43	$0.37	$0.46
Diluted Net Income Available to Common Stockholders	$0.51	$0.49	$0.43	$0.37	$0.45
Cash Dividends Paid	$0.14	$0.14	$0.11	$0.11	$0.11
Average Diluted Shares Outstanding (in thousands)	41,026	40,969	40,917	38,191	38,118
FINANCIAL RATIOS:
Return on Average Assets	1.22%	1.17%	1.05%	0.90%	1.11%
Return on Average Stockholders' Equity	9.39	9.13	8.21	7.32	8.99
Return on Average Common Stockholders' Equity	9.39	9.14	8.21	7.32	8.99
Average Earning Assets to Average Assets	89.73	89.41	89.28	90.11	89.99
Allowance for Loan Losses as % of Total Loans	1.28	1.29	1.32	1.33	1.45
Net Charge Off's as % of Average Loans (Annualized)	0.05	0.06	0.08	0.04	(0.03)
Average Stockholders' Equity to Average Assets	12.99	12.78	12.78	12.29	12.34
Tax Equivalent Yield on Earning Assets	4.37	4.30	4.28	4.20	4.30
Cost of Supporting Liabilities	0.43	0.44	0.45	0.45	0.45
Net Interest Margin (FTE) on Earning Assets	3.94	3.86	3.83	3.75	3.85
Tangible Common Book Value Per Share	$15.86	$15.53	$15.02	$14.68	$14.59

LOANS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2016	2016	2016	2015	2015
Commercial and industrial loans	$1,146,538	$1,084,890	$1,060,559	$1,057,075	$999,195
Agricultural production financing and other loans to farmers	93,169	95,131	92,137	97,711	91,354
Real estate loans:
Construction	368,241	352,980	391,621	366,704	298,250
Commercial and farmland	1,941,739	1,869,703	1,806,395	1,802,921	1,695,703
Residential	739,855	758,870	769,592	786,105	677,767
Home Equity	398,837	374,159	353,946	348,613	318,949
Individuals' loans for household and other personal expenditures	76,497	75,205	73,622	74,717	71,893
Lease financing receivables, net of unearned income	380	388	461	588	614
Other commercial loans	208,588	180,103	161,574	159,388	167,990
Loans	4,973,844	4,791,429	4,709,907	4,693,822	4,321,715
Allowance for loan losses	(63,456)	(62,186)	(62,086)	(62,453)	(62,861)
NET LOANS	$4,910,388	$4,729,243	$4,647,821	$4,631,369	$4,258,854

DEPOSITS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2016	2016	2016	2015	2015
Demand deposits	$2,745,028	$2,717,500	$2,590,603	$2,576,283	$2,244,848
Savings deposits	1,545,372	1,551,210	1,549,304	1,518,722	1,460,244
Certificates and other time deposits of $100,000 or more	296,838	301,695	304,559	323,698	286,988
Other certificates and time deposits	498,203	517,720	536,120	556,476	499,286
Brokered deposits	358,799	319,429	330,484	314,468	323,223
TOTAL DEPOSITS	$5,444,240	$5,407,554	$5,311,070	$5,289,647	$4,814,589

NET INTEREST INCOME
(Dollars in Thousands)	For the Three Months Ended
	September 30, 2016			September 30, 2015
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$54,120	$55	0.40%	$34,343	$25	0.29%
Federal Reserve and Federal Home Loan Bank stock	18,095	193	4.24	34,627	500	5.78
Investment Securities: (1)
Taxable	729,223	3,992	2.18	692,583	4,374	2.53
Tax-Exempt (2)	559,845	7,182	5.10	503,174	6,787	5.40
Total Investment Securities	1,289,068	11,174	3.45	1,195,757	11,161	3.73
Loans held for sale	742	73	39.14	2,163	125	23.12
Loans: (3)
Commercial	3,556,187	41,653	4.66	3,247,336	36,582	4.51
Real Estate Mortgage	567,015	6,521	4.58	447,733	4,803	4.29
Installment	493,807	5,572	4.49	403,399	4,526	4.49
Tax-Exempt (2)	219,172	2,537	4.60	172,844	1,832	4.24
Total Loans	4,836,923	56,356	4.64	4,273,475	47,868	4.48
Total Earning Assets	6,198,206	67,778	4.37	5,538,202	59,554	4.30
Net unrealized gain on securities available for sale	11,738			10,379
Allowance for loan losses	(62,453)			(62,521)
Cash and cash equivalents	102,023			93,542
Premises and equipment	95,541			84,880
Other assets	562,248			489,467
Total Assets	$6,907,303			$6,153,949
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,454,992	$669	0.18%	$1,112,161	$359	0.13%
Money market deposits	793,173	384	0.19	837,963	448	0.21
Savings deposits	754,401	171	0.09	628,020	155	0.10
Certificates and other time deposits	1,128,595	2,702	0.95	1,122,964	2,753	0.98
Total Interest-bearing Deposits	4,131,161	3,926	0.38	3,701,108	3,715	0.40
Borrowings	521,125	2,768	2.11	523,814	2,500	1.91
Total Interest-bearing Liabilities	4,652,286	6,694	0.57	4,224,922	6,215	0.59
Noninterest-bearing deposits	1,297,292			1,123,575
Other liabilities	60,791			46,308
Total Liabilities	6,010,369			5,394,805
Stockholders' Equity	896,934			759,144
Total Liabilities and Stockholders' Equity	$6,907,303	6,694	0.43	$6,153,949	6,215	0.45
Net Interest Income		$61,084			$53,339
Net Interest Margin			3.94%			3.85%

(1)  Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed utilizing a 30/360 day basis

(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2016 and 2015. These totals equal $3,402 and $3,016 for the three months ended September 30, 2016 and 2015, respectively.

(3) Non accruing loans have been included in the average balances.

NET INTEREST INCOME
(Dollars in Thousands)	For the Nine Months Ended
	September 30, 2016			September 30, 2015
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$76,440	$283	0.49%	$50,327	$93	0.25%
Federal Reserve and Federal Home Loan Bank stock	26,359	906	4.59	38,367	1,509	5.24
Investment Securities: (1)
Taxable	725,311	12,522	2.31	708,328	13,522	2.55
Tax-Exempt (2)	539,996	21,169	5.24	474,004	19,197	5.40
Total Investment Securities	1,265,307	33,691	3.56	1,182,332	32,719	3.69
Loans held for sale	3,541	291	10.98	4,364	380	11.61
Loans: (3)
Commercial	3,502,715	121,017	4.62	3,161,385	106,412	4.49
Real Estate Mortgage	570,330	19,032	4.46	454,288	14,614	4.29
Installment	473,645	16,067	4.53	397,981	13,502	4.52
Tax-Exempt (2)	198,615	6,814	4.58	103,931	3,344	4.29
Total Loans	4,748,846	163,221	4.59	4,121,949	138,252	4.47
Total Earning Assets	6,116,952	198,101	4.32%	5,392,975	172,573	4.27%
Net unrealized gain on securities available for sale	10,892			12,463
Allowance for loan losses	(62,633)			(62,940)
Cash and cash equivalents	102,767			96,671
Premises and equipment	96,284			82,342
Other assets	572,150			491,542
Total Assets	$6,836,412			$6,013,053
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,395,036	$1,850	0.18%	$1,077,463	$894	0.11%
Money market deposits	835,968	1,377	0.22	838,552	1,305	0.21
Savings deposits	720,375	455	0.08	604,436	481	0.11
Certificates and other time deposits	1,157,992	8,346	0.96	1,132,497	8,237	0.97
Total Interest-bearing Deposits	4,109,371	12,028	0.39	3,652,948	10,917	0.40
Borrowings	506,077	8,180	2.16	478,030	7,437	2.07
Total Interest-bearing Liabilities	4,615,448	20,208	0.58	4,130,978	18,354	0.59
Noninterest-bearing deposits	1,279,404			1,090,158
Other liabilities	63,258			45,215
Total Liabilities	5,958,110			5,266,351
Stockholders' Equity	878,302			746,702
Total Liabilities and Stockholders' Equity	$6,836,412	20,208	0.44	$6,013,053	18,354	0.45
Net Interest Income		$177,893			$154,219
Net Interest Margin			3.88%			3.82%

(1)  Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed utilizing a 30/360 day basis

(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2016 and 2015. These totals equal $9,794 and $7,889 for the nine months ended September 30, 2016 and 2015, respectively.

(3) Non accruing loans have been included in the average balances.